                                                                 Exhibit 32.01

          CERTIFICATION PURSUANT TO RULE 13b - 14(b) OF THE SECURITIES
          ------------------------------------------------------------
     EXCHANGE ACT AND 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
     -----------------------------------------------------------------------
                     906 OF THE SARBANES - OXLEY ACT OF 2002
                     ---------------------------------------

In connection with the Quarterly Report of Strayer Education, Inc. (the
"Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we,
Robert S. Silberman, Chairman and Chief Executive Officer of the Company, and
Mark C. Brown, Senior Vice President and Chief Financial Officer of the Company,
certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the
Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

 /s/  Robert S. Silberman
----------------------------
Robert S. Silberman
Chairman and Chief Executive
Officer

 /s/  Mark C. Brown
----------------------------
Mark C. Brown
Senior Vice President and
Chief Financial Officer

October 29, 2004

                                       29